S V B 2 0 1 4 4 :3 Q3 2015 Corporate Overview and Financial Results 2 November 2015 1 Q3 2015 Corporate Overview and Financial Results 2 November 2015

S V B 2 0 1 4 4 :3 Q3 2015 Corporate Overview and Financial Results 2 November 2015 2 Contents 3 7 15 16 18 20 40 Mission, vision and model Q3’15 performance Regulatory environment Capital Outlook for 2015 & 2016 Appendix Non-GAAP reconciliations Special note regarding forward-looking statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are neither historical facts nor assurances of future performance. You can identify these and other forward-looking statements by the use of words such as “becoming,” “may,” “will,” “should,” "could," "would," “predict,” “potential,” “continue,” “anticipate,” “believe,” “estimate,” “seek,” “expect,” “plan,” “intend,” the negative of such words, or comparable terminology. Although we believe that the expectations reflected in these forward-looking statements are reasonable, we have based these expectations on our current beliefs as well as our assumptions, and such expectations may prove to be incorrect. We wish to caution you that such statements are just predictions and actual events or results may differ materially, due to changes in economic, business and regulatory factors and trends. We also refer you to the documents the Company files from time to time with the Securities and Exchange Commission, specifically the Company’s 2014 Annual Report on Form 10-K. These documents contain and identify important risk factors that could cause the Company’s actual results to differ materially from those contained in our projections or other forward-looking statements. All forward-looking statements included in this presentation are made only as of the date of this presentation. We assume no obligation and do not intend to revise or update any forward-looking statements contained in this presentation, except as required by law. Please also refer to the slide in this presentation entitled “Additional information regarding forward looking statements.”

S V B 2 0 1 4 4 :3 Q3 2015 Corporate Overview and Financial Results 2 November 2015 3 Accelerator Revenue <$5M Growth Revenue $5M-$75M Individuals Private Bank Corporate Finance Revenue >$75M Investors Private Equity and Venture Capital Technology + life science + healthcare We serve the global innovation economy

S V B 2 0 1 4 4 :3 Q3 2015 Corporate Overview and Financial Results 2 November 2015 4 30+ years of focus on innovation companies and their investors Leading early-stage market share Strong client funds franchise Diversified revenue streams Global reach A unique financial services company $42.0B assets $14.9B loans $42.0B off-balance sheet client investment funds Average balances as of 9/30/15

S V B 2 0 1 4 4 :3 Q3 2015 Corporate Overview and Financial Results 2 November 2015 5 Current Environment Continued momentum • Solid activity among our clients • Healthy new client acquisition • Strong market position • Global expansion • Fee income growth • Solid credit quality Challenges • Low interest rates • Complex regulatory environment and increasing regulatory requirements • Heated markets (valuations, volatility) • Competition

Q3'15: healthy balance sheet growth; solid credit quality overall vs. Q2'15

Average loans: +4.2%
Period-end loans: 7.4%

Average total client funds[1]: + 9.0%

Average investment securities: +6.9%

Solid credit quality overall, despite higher NPLs of 0.75% of total gross loans

Net interest income: +4.5% despite lower net interest margin

Solid gains on investment securities and warrants of $23.4m[2,3,5]

"Core fee"[4,5] income: +3.5%

Healthy capital ratios, despite pressure from substantial deposit growth

1. Total Client Funds refers to the sum of on-balance sheet deposits and off-balance sheet client investment funds.
2. The value of warrant and PE/VC-related investments are subject to potential increases or decreases in future periods, depending on market conditions and other factors.
3. Gains on equity warrant assets were $10.8 million. Non-GAAP gains on investment securities, net of non-controlling interests, were $12.7 million.
4. "Core Fee" income is defined as fees from letters of credit, client investments, credit cards, deposit service charges, foreign exchange and lending-related fees, in aggregate..
5. This is a non-GAAP measure. Please see non-GAAP reconciliations at the end of this presentation for more information.

svb Q3 2015 Corporate Overview and Financial Results 2 November 2015 6

S V B 2 0 1 4 4 :3 Q3 2015 Corporate Overview and Financial Results 2 November 2015 7 $4.4 $5.8 $7.6 $9.4 $11.5 $14.0 $14.3 $14.9 $5.5 $7.0 $8.9 $10.9 $14.4 $14.4 $14.3 $15.3 $2 $4 $6 $8 $10 $12 $14 $16 2010 2011 2012 2013 2014 Q1'15 Q2'15 Q3'15 Bil lio ns Average loans Period-end loans Average loan growth of 4.2% (Q3’15 vs. Q2’15) Strong growth in Private Equity Capital Call and Sponsored Buyout loans, Repayments of Capital Call lines expected in Q1, but seen in Q2 Location: Annual – Data Tab Continued healthy growth in Capital Call lines

S V B 2 0 1 4 4 :3 Q3 2015 Corporate Overview and Financial Results 2 November 2015 8 A diversified loan portfolio 1. As of 9/30/2015; gross loans do not include the impact of deferred fees and costs. 2. Private Bank segment includes loans designated as Consumer Loans in our earnings releases and our Form 10-K and 10-Q reports. 3. Tech, LS and Healthcare percentages are as a % of Total Gross Loans Gross Loans: $15.4 Billion1,2 Location: Loan Pie Tab, A178 Software & Internet $5.3 35% Hardware $1.0 6% Life Science & Healthcare $1.6 10% PE/VC $4.6 30% Wine $0.8 5% Private Bank $1.7 11% Other $0.4 3% Technology, Life Science & Healthcare Portfolio Only1,3 $7.9 Billion (51% of Gross Loans) Sponsored Buyout $2.2 (14%) Factoring $0.3 (2%) Com’l Finance $1.0 (6%) Balance Sheet $3.5 (23%) Early Stage $0.9 (6%)

S V B 2 0 1 4 4 :3 Q3 2015 Corporate Overview and Financial Results 2 November 2015 9 Significant client funding and exit activity have driven Total Client Funds Growth Total client funds growth of 9.0% (Q3’15 vs Q2’15) Key drivers • Strong funding and exit environment • Highly liquid clients • Addition of new clients • Low rate environment “Copy of IR Roadshow Charts x – Active File” Data: Annual Tab A 42 – C 69 Chart: Annual Charts Tab A4 $15.6 $17.9 $19.6 $28.3 $33.9 $35.0 $37.4 $17.7 $20.2 $24.2 $30.0 $33.6 $37.9 $42.0 $33.3 $38.1 $43.8 $58.4 $67.5 $72.8 $79.4 $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 2011 2012 2013 2014 Q1'15 Q2'15 Q3'15 Billions Average off-balance sheet client investment funds Average deposits

S V B 2 0 1 4 4 :3 Q3 2015 Corporate Overview and Financial Results 2 November 2015 10 Net interest income growth despite low rates “Copy of IR Roadshow Charts x – Active File” Data: Quarterly Tab A44:A76 NII driven by strong deposit and loan growth Millions $94.6 $255.07.39% 2.50% 2% 3% 4% 5% 6% 7% 8% $80 $120 $160 $200 $240 $280 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Q3 '08 Q4 '08 Q1 '09 Q2 '09 Q3 '09 Q4 '09 Q1 '10 Q2 '10 Q3 '10 Q4 '10 Q1 '11 Q2 '11 Q3 '11 Q4 '11 Q1 '12 Q2 '12 Q3 '12 Q4 '12 Q1 '13 Q2 '13 Q3 '13 Q4 '13 Q1 '14 Q2 '14 Q3 '14 Q4 '14 Q1 '15 Q2 '15 Q3 '15 Net interest income Net interest margin

S V B 2 0 1 4 4 :3 Q3 2015 Corporate Overview and Financial Results 2 November 2015 11 0.10% 0.75% 0.00% 0.50% 1.00% 1.50% 2.00% Non-performing Loans/Total Gross Loans • Recent NPL and NCO increases driven by a small number of sponsored buyout loans • NPL ratio is well within our acceptable operating range • NPLs are likely to remain elevated for several quarters TAB: Credit Quality Millions Credit quality remains solid overall, despite increase in NPLs and NCOs $38.3m $115.6m $5.9m $28.5m NCOs YTD = 31 bps 0.74% 0.05% 0.75% 0.00% 0.50% 1.00% 1.50% 2.00% Net charge-offs/average total gross loans (annualized)

S V B 2 0 1 4 4 :3 Q3 2015 Corporate Overview and Financial Results 2 November 2015 12 “Core Fee” income is defined as fees from letters of credit, client investments, credit cards, deposit service charges, foreign exchange and lending-related fees, in aggregate. This is a non-GAAP measure. Please see non-GAAP reconciliations at end of this presentation for more information. TAB: NonII History Location: A3 – AB10 Core fee* income growth of 3.5% (Q3’15 vs. Q2’15) $43.1 $41.3 $42.0 $43.2 $49.0 $50.9 $50.0 $53.3 $55.3 $58.2 $66.1 $68.4 $0 $10 $20 $30 $40 $50 $60 $70 $80 Millions Growth driven primarily by Foreign Exchange and Credit Cards/Payments

S V B 2 0 1 4 4 :3 Q3 2015 Corporate Overview and Financial Results 2 November 2015 13 Credit Cards : +115% Foreign Exchange +69% TAB: NonII History Location: A3 – AB10 Q4’12 Q3’15 Credit cards/payments and foreign exchange driving core fee* income growth “Core Fee” income is defined as fees from letters of credit, client investments, credit cards, deposit service charges, foreign exchange and lending-related fees, in aggregate. This is a non-GAAP measure. Please see non-GAAP reconciliations at end of this presentation for more information. 13.6 14.2 13.7 13.7 15.9 17.2 17.9 17.9 18.6 17.7 22.4 23.0 6.6 7.4 7.6 8.2 9.2 10.3 10.3 10.9 10.4 12.1 14.2 14.5 $0 $5 $10 $15 $20 $25 $30 $35 $40 Millions Foreign exchange fees Credit card & payment fees

S V B 2 0 1 4 4 :3 Q3 2015 Corporate Overview and Financial Results 2 November 2015 14 Increasing regulatory requirements As a global, commercial bank with a holding company structure, we face a more complex regulatory landscape. We have invested for years, and continue to invest, in regulatory and compliance infrastructure – people, processes and systems. Key Areas of Regulatory Focus • Basel III • Volcker Rule • Road to $50B (CCAR)

S V B 2 0 1 4 4 :3 Q3 2015 Corporate Overview and Financial Results 2 November 2015 15 Initiative Status CCAR Preparation Capital stress testing results disclosed in June 2015; integrated with strategic planning cycle; idiosyncratic stress scenarios performed for first time Liquidity Stress Testing Quarterly testing/internal reporting since 2010; Liquidity management practices separately at both the Bank and Parent level Risk Governance & Oversight Board involvement, including newly formed Risk Committee; Risk Appetite Statement Enterprise Risk Management Covers all material risks: Credit, Liquidity, Market, Operational, Legal/Compliance Compliance Infrastructure Continued investment in compliance infrastructure and staff, including i) BSA/AML enhancements since 2005, ii) Volcker Rule compliance and iii) Basel III compliance Volcker Rule Compliance Ongoing; no new material commitments of our own capital since 2010 High Quality Liquid Assets $23.0 Billion short-duration, fixed-income portfolio (55% of assets); composed predominantly of Fannie Mae, Freddie Mac, Ginnie Mae and Treasury securities Infrastructure Continuous investment in people, processes and systems to support all of the above Model Risk Management Program in place and continuing to develop Continued regulatory focus: ongoing efforts, investment, yet more to do

S V B 2 0 1 4 4 :3 Q3 2015 Corporate Overview and Financial Results 2 November 2015 16 12.48% 14.05% 13.07% 7.67% 7.61% 12.87% 6% 8% 10% 12% 14% 16% 18% 2010 2011 2012 2013 2014 Q1'15 Q2'15 Q3'15 CET 1 risk-based capital Total risk-based capital Tier 1 risk-based capital Tier 1 leverage Tangible common equity to tangible assets Tangible common equity to risk-weighted assets We are well capitalized: (Holding company capital ratios1) TAB: Capital Location: A3 – U7 2 2 1) All ratios, except TCE/TA and TCE/RWA are as reported in our most recent Bank Call Reports. Bank TCE/TA and TCE/RWA ratios are as reported in our most recent financial releases. 2) These are non-GAAP measures. Please see non-GAAP reconciliations at end of this presentation for more information. 3) Amounts have been revised to reflect the retrospective application of new accounting guidance adopted in the second quarter of 2015 related to our investments in VC- and PE-related funds (ASU 2015 – 02 Deconsolidation) Basel III adoption in January 2015 decreased risk-based capital ratios at the holding company 3

S V B 2 0 1 4 4 :3 Q3 2015 Corporate Overview and Financial Results 2 November 2015 17 12.79% 13.85% 12.79% 7.13% 7.42% 13.21% 6% 8% 10% 12% 14% 16% 18% 2010 2011 2012 2013 2014 Q1'15 Q2'15 Q3'15 CET 1 risk-based capital Total risk-based capital Tier 1 risk-based capital Tier 1 leverage Tangible common equity to tangible assets Tangible common equity to risk-weighted assets Bank Capital Ratios1 1 2 2 TAB: Capital Location: A9 – U13 2 We are well capitalized: (Bank capital ratios1) 1. All ratios, except TCE/TA and TCE/RWA are as reported in our most recent Bank Call Reports. Bank TCE/TA and TCE/RWA ratios are as reported in our most recent financial releases. 2. These are non-GAAP measures. Please see non-GAAP reconciliations at end of this presentation for more information. • Exceptional deposit growth has pressured Tier 1 Leverage ratio • Basel III adoption in January 2015 lowered risk-based capital ratios • These impacts were offset by Q2’14 $435M equity raise and Q1’15 $350M debt raise (at the holding company and down-streamed to the bank), which increased bank capital ratios across the board 2

2015 full-year outlook (as of 10/22/15)

Business Driver	2015 Full Year Outlook vs. 2014 Full Year Results (as of 10/22/15)	Change since 7/23/15
Average loans[1]	Increase at a percentage rate in the high 20s	Increased from mid 20s due to moderately better-than-expected pace of growth YTD
Average deposits	Increase at a percentage rate in the high twenties	No change
Net interest income[2]	Increase at a percentage rate in the high teens	No change
Net interest margin[2]	Between 2.40% and 2.60%	No change
Allowance for loan losses for total gross performing loans as a % of total gross performing loans	Comparable to 2014 levels	No change
Net loan charge-offs	0.30%-0.50% of avg. total gross loans	No change
Non-performing loans/total gross loans	Between 0.60% and 1.00% of total gross loans	No change
"Core fee" income [3,4]	Increase at a percentage rate in the mid- 20s	Increased from low 20s due to better-than-expected FX and credit card income
Non-interest expense (excluding expense related to non-controlling interests)[1,3]	Increase at a percentage rate in the low double digits	No change

1. In general, notwithstanding our 2015 outlook, we expect to grow average loan balances at a pace of approximately $1.5 billion to $2.0 billion annually on a go-forward basis.
2. Outlook based on management's current forecasts for such variables as average deposit and loan balances, deployment of surplus cash into investment securities, or performance-based incentive compensation. Such forecasts are subject to change, and actual results may differ, based on market conditions. Please see our "Special Note on Forward-Looking Statements" at beginning of this presentation for more information.
3. "Core fee" income is defined as fees from letters of credit, client investments, credit cards, deposit services, foreign exchange, and lending-related fees, in aggregate.
4. These are non-GAAP measures. Please see non-GAAP reconciliations at end of this presentation for more information.

svb Q3 2015 Corporate Overview and Financial Results 2 November 2015 18

Preliminary 2016 full-year outlook (as of 10/22/15)

Our 2016 outlook assumes no rate increases and no deterioration in the economy.

Business Driver	2016 Full Year Outlook vs. Forecasted 2015 Full Year Results (as of 10/22/15)	Comments
Average loans	Increase at a percentage rate in the low double digits	We view growth in the range of $1.5 - $2.0 billion annually as reasonable
Average deposits	Increase at a percentage rate in the low double digits	
Net interest income[1,2]	Increase at a percentage rate in the low double digits	If rates were to increase consistent with the forward curve, we would expect NII to increase at a percentage rate in the low 20s
Net loan charge-offs	0.30%-0.50% of avg. total gross loans	
"Core fee" income [2,3,4]	Increase at a percentage rate in the mid- teens	If rates were to increase consistent with the forward curve, we would expect core fee income to increase at a percentage rate in the low 20s
Non-interest expense (excluding expense related to non-controlling interests)[3,4]	Increase at a percentage rate in the high single digits	

1. Outlook based on management's current forecasts for such variables as average deposit and loan balances, deployment of surplus cash into investment securities, or performance-based incentive compensation. Such forecasts are subject to change, and actual results may differ, based on market conditions. Please see our "Special Note on Forward-Looking Statements" at beginning of this presentation for more information.
2. Assumes no increases to the Federal Funds Target Rate through the end of 2016
3. "Core fee" income is defined as fees from letters of credit, client investments, credit cards, deposit services, foreign exchange, and lending-related fees, in aggregate.
4. These are non-GAAP measures. Please see non-GAAP reconciliations at end of this presentation for more information.

svb Q3 2015 Corporate Overview and Financial Results 2 November 2015 19

S V B 2 0 1 4 4 :3 Q3 2015 Corporate Overview and Financial Results 2 November 2015 20 Appendix

S V B 2 0 1 4 4 :3 Q3 2015 Corporate Overview and Financial Results 2 November 2015 21 22 26 28 29 32 33 35 36 37 38 39 SVB Platform Financial Highlights ROE Balance Sheet Client Liquidity Credit Quality Investment Securities and Warrant Gains Efficiency Ratio Interest Rate Sensitivity Additional Information Regarding Forward-Looking Statements Non-GAAP Reconciliations Appendix – contents

S V B 2 0 1 4 4 :3 Q3 2015 Corporate Overview and Financial Results 2 November 2015 22 At the center of the innovation economy for over 30 years Silicon Valley Bank Global commercial banking for innovators, enterprises and investors SVB Capital Private venture investing expertise, oversight and management SVB Private Bank Private banking and wealth management for entrepreneurs and executives SVB Asset Management Investment strategies and solutions to help companies preserve and grow capital SVB Analytics Strategic advisory, research and valuation services

S V B 2 0 1 4 4 :3 Q3 2015 Corporate Overview and Financial Results 2 November 2015 23 Serving innovation around the world  SVB Offices  SVB Coverage  SVB’s International Banking Network China Hong Kong Israel U.K. U.S. $6.6B global deposits $1.1B global loans 17% of clients managed by global teams

S V B 2 0 1 4 4 :3 Q3 2015 Corporate Overview and Financial Results 2 November 2015 24 Greg Becker PRESIDENT & CEO SILICON VALLEY BANK & SVB FINANCIAL GROUP 21 years at SVB Marc Cadieux CHIEF CREDIT OFFICER 23 years at SVB John China HEAD OF RELATIONSHIP BANKING 19 years at SVB Phil Cox HEAD OF EMEA AND PRESIDENT OF THE UK BRANCH 6 years at SVB Mike Descheneaux CHIEF FINANCIAL OFFICER 9 years at SVB Michelle Draper CHIEF MARKETING OFFICER 2 years at SVB Chris Edmonds-Waters HEAD OF HUMAN RESOURCES 13 years at SVB Roger Leone CHIEF INFORMATION OFFICER 1 year at SVB Joan Parsons HEAD OF SPECIALTY BANKING 20 years at SVB Bruce Wallace CHIEF OPERATIONS OFFICER 7 years at SVB Marc Verissimo CHIEF RISK OFFICER 20 years at SVB Michael Zuckert GENERAL COUNSEL 1 year at SVB • Average tenure of 13 years at SVB • A combination of “home grown” and externally recruited • Diverse experience and skill sets to help direct our growth CONFIDENTIAL. FOR RATING AGENCY USE ONLY. NOT FOR DISTRIBUTION. A strong, seasoned management team

S V B 2 0 1 4 4 :3 Q3 2015 Corporate Overview and Financial Results 2 November 2015 25 Everything we do helps innovators, enterprises and investors move bold ideas forward, fast.

Quarterly highlights

	Q3'14	Q4'14	Q1'15	Q2'15	Q3'15
Diluted earnings per share	$1.24 [1]	$1.13 [1,2]	$1.71	$1.66	$1.57
Net income available to common stockholders	$64.0M [1]	$58.0M [1,2]	$88.5M	$86.1M	$81.7M
Average loans *(change)*	$11.4B *3.2%*	$12.7B *11.0%*	$14.0B *10.6%*	$14.3B *2.1%*	$14.9B *4.2%*
Average deposits *Change*	$29.7B *9.4%*	$32.6B *9.6%*	$33.9B *3.9%*	$35.0B *3.2%*	$37.4B *6.9%*
Average off-Balance sheet client investment funds *(change)*	$31.0B *2.8%*	$31.9B *2.8%*	$33.6B *5.5%*	$37.9B *12.6%*	$42.0B *10.8%*
Average investment securities	$18.2B	$20.6B	$21.1B	$21.4B	$22.9B
Net interest margin	2.73%	2.66%	2.64%	2.58%	2.50%
Net interest income	$220.6M	$234.7M	$238.9M	$243.8M	$254.7M
Non-GAAP non-interest income [3]	$75.3M	$104.3M	$109.4M [4]	$117.7M	$102.1M
Net charge-offs / Average total gross loans (annualized)	0.28%	0.13%	0.11%	0.05%	0.75%
Non-interest expense	$179.8M [1]	$186.1M [1]	$190.5M [4]	$194.1M	$184.8M
Return on average SVBFG stockholders' equity (annualized)	9.30%	8.14% [2]	12.38%	11.40%	10.35%
Return on average assets (annualized)	0.73%	0.61% [2]	0.94%	0.88%	0.77%

1. Prior period amounts have been revised to reflect the retrospective application of new accounting guidance adopted in the first quarter of 2015 related to our investments in qualified affordable housing projects (ASU 2014-01).
2. Includes post-tax net loss of $11.4 million related to the sale of our SVBIF entity in India
3. Non-GAAP non-interest income net of non-controlling interests and excluding net losses on SVBIF sale transaction. This is a non-GAAP measure. Please see non-GAAP reconciliations at end of this presentation for more information.
4. Q1'15 amounts were revised to reflect the retrospective application of new accounting guidance adopted in the second quarter of 2015 related to deconsolidation of our investments in VC- and PE-related funds (ASU 2015-02). Periods prior to 1/1/15 were not revised.

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Annual highlights

	2010	2011	2012	2013	2014
Diluted earnings per share	$2.24 [1]	$3.94 [2,3]	$3.91 [4]	$4.67 [5]	$5.31 [6]
Net income available to common stockholders	$95.0M [1]	$171.9M [2,3]	$175.1M [4]	$214.5M [5]	$263.9M [6]
Average loans *(change)*	$4.4B *(5.6%)*	$5.8B *31.1%*	$7.6B *30.0%*	$9.4B *23.7%*	$11.5B *23.0%*
Average deposits *Change*	$12.0B *36.8%*	$15.6B *29.4%*	$17.9B *15.0%*	$19.6B *9.5%*	$28.3B *44.4%*
Average off-Balance sheet client investment funds *(change)*	$15.7 *(5.3%)*	$17.7B *12.9%*	$20.2B *14.0%*	$24.2B 19.8%	$30.0B 24.0%
Average investment securities [7]	$5.3B	$9.4B	$10.7B	$10.6B	$16.6B
Net interest margin	3.08%	3.08%	3.19%	3.29%	2.81%
Net interest income	$418.1M	$526.3M	$617.9M	$697.3M	$856.6M
Non-GAAP non-interest income [8]	$168.6M	$222.7M	$240.4M	$330.3M	$352.5M
Net charge-offs / Average total gross loans (annualized)	0.77%	(0.02%)	0.31%	0.33%	0.32%
Non-interest expense	$422.8M	$500.6M [2]	$546.0M	$615.2M [5]	$707.2M [5]
Return on average SVBFG stockholders' equity (annualized)	7.72% [1]	11.87% [2,3]	10.09% [4]	11.20%	10.46% [6]
Return on average assets (annualized)	0.64% [1]	0.92% [2,3]	0.82% [4]	0.93%	0.80% [6]

1. Includes gains of $0.35/share or $14.9M (net of tax) from sales of AFS securities
2. Includes gains of $0.52/share or $22.5M (net of tax) from sales of AFS securities
3. Includes gains of $0.04/share or $1.9M (net of tax) from the early extinguishment of debt and the termination of corresponding interest rate swaps
4. Includes gains of $0.12/share or $5.5M (net of tax) from sales of AFS securities and certain assets related to our equity management services business
5. Prior period amounts have been revised to reflect the retrospective application of new accounting guidance adopted in the first quarter of 2015 related to our investments in qualified affordable housing projects (ASU 2014-01).
6. Includes post-tax net loss of $11.4 million related to the sale of our SVBIF entity in India
7. Includes available-for-sale and held-to-maturity securities held on the balance sheet
8. Non-GAAP noninterest income, net of non-controlling interests and excluding net losses on SVBIF Sale Transaction and gains on sales of certain assets. This is a non-GAAP measure. Please see non-GAAP reconciliations at end of this presentation for more information svb Q3 2015 Corporate Overview and Financial Results 2 November 2015 27

S V B 2 0 1 4 4 :3 Q3 2015 Corporate Overview and Financial Results 2 November 2015 28 17.09% 15.17% 17.98% 10.38% 2.68% 7.72% 11.87% 10.09% 11.20% 10.46% 11.34% 13.87% 12.96% 11.96% 0.51% 4.68% 7.36% 9.33% 8.69% 9.60% 8.89% 9.18% 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 YTD 2015 SVB Peer ROE TAB: Ratios Location: A13-B25 Pressure on asset yields due to low interest rates and deposit growth has impacted ROE. Strong return on equity vs. peers* * Peer group comprises 20 companies as reported in our 2015 Proxy Statement; Peer ROE data from SNL Financial

S V B 2 0 1 4 4 :3 Q3 2015 Corporate Overview and Financial Results 2 November 2015 29 TAB: Balance Sheet Location: A2 – O14 A highly liquid balance sheet (9/30/15) TAB: Balance Sheet Location: A2 – O14 Period-end assets $41.7 Billion Period-end liabilities $38.4 Billion 1) Net of non-controlling interests, non-marketable securities were $521 million. This is a non-GAAP measure. Please see non-GAAP reconciliations at end of presentation for more information. Non-marketable securities (VC Investments) 1% $0.6B 1 Net loans 36% $15.1B AFS securities (primarily agencies) 37% $15.3B Held-to- maturity securities 20% $8.3B Cash 4% $1.7B Other 2% $0.7B Borrowings 2% $0.8B Interest- bearing deposits 22% $8.4B Non-interest- bearing deposits 74% $28.6B Other 2% $0.6B

S V B 2 0 1 4 4 :3 Q3 2015 Corporate Overview and Financial Results 2 November 2015 30 TAB: 10-Yr Balance Sheet Location: A2 – Q20 A growing balance sheet Fixed income securities = 57% of Total Assets at 9/30/15 Non-Interest-Bearing Deposits = 77% of Total Deposits at 9/30/15 $17.5 $20.0 $22.8 $26.4 $39.3 $41.7 $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 2010 2011 2012 2013 2014 Q3'15 Other assets Net loans Non-marketable securities Held-to-maturity securities Available-for-sale securities Cash and cash equivalents $15.8 $17.7 $20.2 $23.3 $35.3 $38.4 $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 0 1 2 20 3 2014 Q3'15 Other liabilities Borrowings Interest bearing deposits Noninterest-bearing deposits Billions Billions

S V B 2 0 1 4 4 :3 Q3 2015 Corporate Overview and Financial Results 2 November 2015 31 2.5 4.0 1.1 0.5 $5.5 $6.6 $7.4 $7.8 $7.7 $8.3 $0 $2 $4 $6 $8 $10 $12 $14 $16 A high quality investment portfolio TAB: Fixed Income Securities Location: A1 – K10 Municipal bonds and notes Non-agency mortgage-backed securities Agency-issued collateralized residential mortgage obligations – fixed rate U.S. agency debentures A highly liquid portfolio with duration of 2.7 years (at 9/30/15) Equity Securities Agency-issued commercial mortgage-backed securities Agency-issued collateralized residential mortgage-backed securities – variable rate U.S. Treasury Securities Agency-issued collateralized residential mortgage-backed securities – fixed rate Agency-issued residential mortgage-backed securities Available-for-Sale Securities * Held-to-Maturity Securities Investment portfolio represents 57% of total assets TAB: Fixed Income Securities Location: A39 –H44 * As of June 2014 our investment securities portfolio, which had previously comprised only Available-for-Sale securities, was split into AFS and Held-to-Maturity securities. Billions Billions U.S. Treasuries make up 43% of Investment Securities portfolio 10.2 3.0 1.5 $7.9 $10.5 $11.3 $12.0 $11.7 $13.5 $15.3 $- $2 $4 $6 $8 $10 $12 $14 $16 $18

S V B 2 0 1 4 4 :3 Q3 2015 Corporate Overview and Financial Results 2 November 2015 32 * Total client funds consists of on-balance sheet deposits and off-balance sheet client investment funds. TAB: Annual Data Location: A59 – P61 Strong client liquidity Growth Drivers • Significant client funding and exit activity • Strong acquisition of early stage and private equity clients 4 4 5 7 10 14 17 19 22 34 34 36 37 15 19 22 19 16 17 19 23 26 32 35 40 44 $19.2 $23.0 $26.8 $26.1 $25.9 $31.3 $35.5 $41.7 $48.8 $66.7 $69.0 $75.7 $80.6 $6 $6 $7 $10 $13 $18 $20 $23 $26 $39 $39 $40 $42 $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Q1'15 Q2'15 Q3'15 Bil lio ns Period-end deposits Period-end client investment funds Period-end total client funds Period-end total assets

S V B 2 0 1 4 4 :3 Q3 2015 Corporate Overview and Financial Results 2 November 2015 33 $7.5 $87.2 $100.8 $115.6 0.18% 1.57% 0.70% 0.75% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Q1'15 Q2'15 Q3'15 $0 $20 $40 $60 $80 $100 $120 $140 Non-performing loans Non-performing loans as % total gross loans TAB: Credit Quality Location: A2 – D17 Millions Financial Crisis: 5 problem loans drove short-lived spike in NPLs History of strong credit quality Increase caused primarily by three Sponsored Buyout loans

S V B 2 0 1 4 4 :3 Q3 2015 Corporate Overview and Financial Results 2 November 2015 34 3.32% -0.08% 2.64% -0.02% 0.31% -1.0% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% Net Charge-offs as % of Average Total Gross Loans TAB: Credit Quality Location: A2 – D17 Financial Crisis: 5 problem loans drove short-lived spike in NCOs History of strong credit quality Low NCOs YTD despite uptick in Q3’15

S V B 2 0 1 4 4 :3 Q3 2015 Corporate Overview and Financial Results 2 November 2015 35 17 5 9 37 26 37 (22) (1) 17 19 16 $13 7 4 7 19 17 25 12 13 20 20 24 $11 -$30 -$20 -$10 $0 $10 $20 $30 $40 $50 $60 $70 Q4'12 Q1'13 Q2'13 Q3'13 Q4'13 Q1'14 Q2'14 Q3'14 Q4'14 Q1'15 Q2'15 Q3'15 Million s Net equity warrant gains (losses) Net gains on investment securities net of non-controlling interests Investment Securities and Warrant Gains Valuation gains of $21.8m net of NCI related to FireEye IPO, TAB: Quarterly NonII Location: A12 & A13 Losses of $22.1m, net of NCI, related to decline in FireEye Valuations Warrant gains of $13.9m related to FitBit IPO Warrant gains of $15.2m related to FireEye IPO,

S V B 2 0 1 4 4 :3 Q3 2015 Corporate Overview and Financial Results 2 November 2015 36 TAB: NonIE Location: B5 – D17 1. These are non-GAAP measures. Please see non-GAAP reconciliations at end of this presentation for more information. 2. Non-GAAP non-interest expense net of non-controlling interests and non-GAAP efficiency ratio exclude the impact of non-controlling interests 1,2 1,2 Efficiency ratio trending down $411 $492 $535 $603 $688 $569 69.71% 65.56% 62.16% 58.54% 56.85% 53.27% 0% 25% 50% 75% 100% $0 $200 $400 $600 $800 2010 2011 2012 2013 2014 2015 YTD Non-GAAP non-interest expense net of non-controlling interests Non-GAAP efficiency ratio Millions

S V B 2 0 1 4 4 :3 Q3 2015 Corporate Overview and Financial Results 2 November 2015 37 Get updates from Chris Jones in ALM/Treasury (cc: Fiorella Giantomaso) Changes in Fed Funds Rate (basis points) Changes in Net Interest Income (tax effected) Incremental EPS Effect Incremental ROE Effect Net Interest Margin Effect +100 +$68.7 million +$1.34 +1.70% +0.29% +200 +$143.2 million +$2.79 +3.40% +0.60% +300 +$217.5 million +$4.24 +5.00% +0.91% We expect each 25 bps increase in the Fed Funds rate to contribute approximately $17 million to Net Interest Income* Rising rates will benefit us significantly * Tax-effected estimates are based on static balance sheet and assumptions as of 9/30/2015

S V B 2 0 1 4 4 :3 Q3 2015 Corporate Overview and Financial Results 2 November 2015 38 As discussed under “Special Note Regarding Forward-Looking Statements,” our actual results of operations and financial performance could differ significantly from those expressed in or implied by our management’s forward-looking statements. Important factors that could cause our actual results and financial condition to differ from the expectations stated in the forward-looking statements include, among others: (i) market and economic conditions, including the interest rate environment, and the associated impact on us; (ii) the credit profile and credit quality of our loan portfolio and volatility of our levels of nonperforming assets and charge-offs; (iii) the adequacy of our allowance for loan losses and the need to make provisions for loan losses for any period; (iv) the borrowing needs of our clients; (v) the sufficiency of our capital and liquidity positions; (vi) the levels of loans, deposits and client investment fund balances; (vii) the performance of our portfolio investments; the general condition of the public and private equity and mergers and acquisitions markets and their impact on our investments, including equity warrant assets, venture capital and private equity funds and direct equity investments; (viii) our overall investment plans and strategies; the realization, timing, valuation and performance of our equity or other investments; (ix) the levels of public offerings, mergers and acquisitions and venture capital investment activity of our clients that may impact the borrowing needs of our clients; (x) the occurrence of fraudulent activity, including breaches of our information security or cyber security-related incidents; (xi) business disruptions and interruptions due to natural disasters and other external events; (xii) the impact on our reputation and business from our interactions with business partners, counterparties, service providers and other third parties; (xiii) expansion of our business internationally; (xiv) the impact of legal requirements and regulations limiting or restricting our activities or resulting in higher costs, including the Volcker rule; (xv) the impact of lawsuits and claims; (xvi) changes in accounting standards; (xvii) the levels of equity capital available to our client or portfolio companies; and (xviii) our ability to maintain or increase our market share, including through successfully implementing our business strategy and undertaking new business initiatives. For additional information about these and other factors, investors should refer to the documents we file from time to time with the Securities and Exchange Commission, including: (i) the disclosure contained under the heading “Risk Factors” in our latest Annual Report on Form 10-K for the year ended December 31, 2014, which was filed on February 26, 2015; (ii) the disclosure contained under the heading “Forward-Looking Statements” in our latest Quarterly Report on Form 10-Q; and (iii) our most recent earnings release filed on Form 8-K filed on October 22, 2015. Additional information regarding forward-looking statements

S V B 2 0 1 4 4 :3 S V B 2 0 1 4 4 :3 S V B 2 0 1 4 4 :3 Q2 2015 Corporate Overview and Financial Results 6 August 2015 39 Non-GAAP reconciliations

Non-GAAP reconciliation

"Core fee"[1] income

Non-GAAP core fee income (dollars in thousands)	Quarter ended Dec 31, 2012	Mar 31, 2013	Jun 30, 2013	Sep 30, 2013	Dec 31, 2013	Mar 31, 2014
GAAP noninterest income	$ 126,688	$ 78,604	$ 98,239	$ 257,650	$ 238,713	$ 310,225
Less: gains on investment securities, net	68,238	27,438	40,561	187,862	163,547	223,912
Less: gains on derivative instruments, net	5,358	10,292	8,087	9,423	14,382	24,167
Less: other noninterest income (loss)	9,987	(447)	7,634	17,161	11,791	11,200
Non-GAAP core fee income	$ 43,105	$ 41,321	$ 41,957	$ 43,204	$ 48,993	$ 50,946

Non-GAAP core fee income (dollars in thousands)	Quarter ended Jun 30, 2014	Sep 30, 2014	Dec 31, 2014	Mar 31, 2015	Jun 30, 2015	Sep 30, 2015
GAAP noninterest income	$ 14,210	$ 80,167	$ 167,637	$ 123,524[2]	$ 126,287	$ 108,477
Less: gains on investment securities, net	(57,320)	5,644	94,787	33,263[2]	24,975	18,768
Less: gains on derivative instruments, net	12,775	26,538	33,365	39,729	16,317	10,244
Less: other noninterest income (loss)	8,762	(5,361)	(15,861)	(7,678)	18,916	11,077
Non-GAAP core fee income	$ 49,993	$ 53,346	$ 55,346	$ 58,210	$ 66,079	$ 68,388

1) "Core fee" income is defined as fees from letters of credit, client investments, credit cards, deposit services, foreign exchange, and lending-related fees in aggregate. This is a non-GAAP measure. For information regarding additional non-GAAP measures, please refer to our latest Forms 10-Q and 10-K, as well as our quarterly earnings releases.

2) Q1'15 amounts have been revised to reflect the retrospective application of new accounting guidance adopted in the second quarter of 2015 related to deconsolidation of our investments in VC- and PE-related funds (ASU 2015-02). Amounts prior to 1/1/15 have not been revised.

svb Q3 2015 Corporate Overview and Financial Results 2 November 2015 40

S V B 2 0 1 4 4 :3 Q3 2015 Corporate Overview and Financial Results 2 November 2015 41 *For information regarding additional non-GAAP measures, please refer to our latest Forms 10-Q and 10-K, as well as our quarterly earnings releases. Non-marketable securities Non-GAAP reconciliation* Non-GAAP non-marketable securities, net of non-controlling interests (dollars in thousands) Sep 30, 2015 GAAP non-marketable securities 650,555$ Less: amounts attributable to non-controlling interests 129,417 Non-GAAP non-marketable securities, net of non-controlling interests 521,138$ Composition of non-GAAP non-marketable securities, net of non-controlling interests Sep 30, 2015 Non-marketable securities (fair value accounting): Venture capital and private equity fund investments 44,021$ Other venture capital investments 363 Other securities (fair value accounting) 227 Non-marketable securities (equity method accounting): Venture capital and private equity fund investments 68,998 Debt funds 21,217 China Joint Venture Investment 79,299 Other investments 40,432 Non-marketable securities (cost method accounting): Venture capital and private equity fund investments 123,550 Other investments 17,499 Investments in qualified affordable housing projects 125,532 Total non-marketable and other securities 521,138$

Non-GAAP reconciliation

Consolidated (Holdco) TCE/TA and TCE/RWA[1]

Non-GAAP tangible common equity and tangible assets (dollars in thousands, except ratios)	Year ended December 31,					Quarter ended		
	2010	2011	2012	2013 [2]	2014 [2]	Mar 31, 2015 [3]	Jun 30, 2015	Sep 30, 2015
GAAP SVBFG stockholders' equity	$ 1,274,350	$ 1,569,392	$ 1,830,555	$ 1,961,635	$ 2,813,072	$ 2,971,692	$ 3,051,102	$ 3,174,899
Less: Intangible assets	847	601	-	-	-	-	-	-
Tangible common equity (TCE)	$ 1,273,503	$ 1,568,791	$ 1,830,555	$ 1,961,635	$ 2,813,072	$ 2,971,692	$ 3,051,102	$ 3,174,899
GAAP Total assets	$ 17,527,761	$ 19,968,894	$ 22,766,123	$ 26,412,554	$ 39,337,869	$ 38,606,610	$ 40,231,007	$ 41,730,982
Less: Intangible assets	847	601	-	-	-	-	-	-
Tangible assets (TA)	$ 17,526,914	$ 19,968,293	$ 22,766,123	$ 26,412,554	$ 39,337,869	$ 38,606,610	$ 40,231,007	$ 41,730,982
Risk-weighted assets (RWA)	$ 9,406,677	$ 11,837,902	$ 13,532,984	$ 16,901,501	$ 21,755,091	$ 24,151,737	$ 23,815,512	$ 24,666,658
Tangible common equity to tangible assets	7.27%	7.86%	8.04%	7.43%	7.15%	7.70%	7.58%	7.61%
Tangible common equity to risk-weighted assets	13.54%	13.25%	13.53%	11.61%	12.93%	12.30%	12.81%	12.87%

1) For information regarding additional non-GAAP measures, please refer to our latest Forms 10-Q and 10-K, as well as our quarterly earnings releases.
2) Prior period amounts, except risk-weighted assets, have been revised to reflect the retrospective application of new accounting guidance adopted in the first quarter of 2015 related to our investments in qualified affordable housing projects (ASU 2014-01).
3) Q1'15 amounts have been revised to reflect the retrospective application of new accounting guidance adopted in the second quarter of 2015 related to our investments in VC- and PE-related funds (ASU 2015 – 02 Deconsolidation). Amounts prior to 1/1/15 have not been revised.

svb Q3 2015 Corporate Overview and Financial Results 2 November 2015 42

S V B 2 0 1 4 4 :3 Q3 2015 Corporate Overview and Financial Results 2 November 2015 43 1. For information regarding additional non-GAAP measures, please refer to our latest Forms 10-Q and 10-K, as well as our quarterly earnings releases. 2. Prior period amounts, except risk-weighted assets, have been revised to reflect the retrospective application of new accounting guidance adopted in the first quarter of 2015 related to our investments in qualified affordable housing projects (ASU 2014-01). Bank only TCE/TA and TCE/RWA1 Non-GAAP reconciliation 2010 2011 2012 2013 2 2014 2 Mar 31, 2015 Jun 30, 2015 Sep 30, 2015 Tangible common equity (TCE) 1,074,561$ 1,346,854$ 1,591,643$ 1,634,389$ 2,399,411$ 2,886,173$ 2,930,554$ 3,048,933$ Tangible assets (TA) 16,268,589$ 18,758,813$ 21,471,111$ 24,849,484$ 37,607,973$ 37,974,587$ 39,612,481$ 41,073,120$ Risk-weighted assets (RWA) 9,047,907$ 11,467,401$ 13,177,887$ 16,612,870$ 21,450,480$ 22,602,065$ 22,277,020$ 23,072,656$ Tangible common equity to tangible assets 6.61% 7.18% 7.41% 6.58% 6.38% 7.60% 7.40% 7.42% Tangible common equity to risk-weighted assets 11.88% 11.75% 12.08% 9.84% 11.19% 12.77% 13.16% 13.21% Non-GAAP tangible common equity and tangible assets (dollars in thousands, except ratios) Year ended December 31, Quarter ended

Non-GAAP reconciliation

Non-interest income

	Quarter ended								
Non-GAAP non-interest income, net of non-controlling interests (dollars in thousands)	Sep 30, 2013	Dec 31, 2013	Mar 31, 2014	Jun 30, 2014	Sep 30, 2014	Dec 31, 2014	Mar 31, 2015 [1]	Jun 30, 2015	Sep 30, 2015
GAAP non-interest income	$ 257,650	$ 238,713	$ 310,225	$ 14,210	$ 80,167	$ 167,637	$ 123,524	$ 126,287	$ 108,477
Less: income (losses) attributable to non-controlling interests, including carried interests	151,830	137,833	186,718	(35,325)	4,911	77,320	14,164	8,556	6,343
Non-GAAP non-interest income, net of non-controlling interests [2]	105,820	100,880	123,507	49,535	75,256	90,317	109,360	117,731	102,134
Less: net (losses) on SVBIF Sale Transaction	-	-	-	-	-	(13,934)	-	-	-
Non-GAAP non-interest income, net of noncontrolling interests [2] and excluding net losses on SVBIF Sale Transaction	$ 105,820	$ 100,880	$ 123,507	$ 49,535	$ 75,256	$ 104,251	$ 109,360	$ 117,731	$ 102,134

1) Q1'15 amounts have been revised to reflect the retrospective application of new accounting guidance adopted in the second quarter of 2015 related to our investments in VC- and PE-related funds (ASU 2015 – 02 Deconsolidation). Amounts prior to 1/1/15 have not been revised.
2) For information regarding additional non-GAAP measures, please refer to our latest Forms 10-Q and 10-K, as well as our quarterly earnings releases.

svb Q3 2015 Corporate Overview and Financial Results 2 November 2015 44

Non-GAAP reconciliation

Non-GAAP operating efficiency ratio, net of non-controlling interests[1]

	Year ended December 31,					
(Dollars in thousands, except ratios)	2010	2011	2012	2013 [2]	2014 [2]	YTD 2015 [3]
GAAP noninterest expense	$ 422,818	$ 500,628	$ 545,998	$ 615,244	$ 707,180	$ 569,408
Less: amounts attributable to noncontrolling interests	12,348	11,567	11,336	12,714	18,867	650
Less: net gain from note repurchases and termination of corresponding interest rate swaps	-	(3,123)	-	-	-	-
Non-GAAP noninterest expense, net of noncontrolling interests	$ 410,470	$ 492,184	$ 534,662	$ 602,530	$ 688,313	$ 568,758
GAAP net interest income	$ 418,135	$ 526,277	$ 617,864	$ 697,344	$ 856,595	$ 737,356
Adjustments for taxable equivalent basis	2,051	1,951	1,919	1,724	1,689	1,196
Non-GAAP taxable equivalent net interest income	420,186	528,228	619,783	699,068	858,284	738,552
Less: income (losses) attributable to noncontrolling interests	28	122	106	76	33	6
Non-GAAP taxable equivalent net interest income, net of noncontrolling interests	$ 420,158	$ 528,106	$ 619,677	$ 698,992	$ 858,251	$ 738,546
GAAP noninterest income	247,530	382,332	335,546	673,206	572,239	358,288
Non-GAAP noninterest income, net of noncontrolling interests	168,645	222,682	240,408	330,302	352,549	329,225
GAAP total revenue	$ 665,665	$ 908,609	$ 953,410	$1,370,550	$1,428,834	$1,095,644
Non-GAAP taxable equivalent revenue, net of noncontrolling interests	$ 588,803	$ 750,788	$ 860,085	$1,029,294	$1,210,800	$1,067,771
GAAP operating efficiency ratio	63.52%	55.10%	57.27%	44.89%	49.49%	51.97%
Non-GAAP operating efficiency ratio	69.71%	65.56%	62.16%	58.54%	56.85%	53.27%

1. For information regarding additional non-GAAP measures, please refer to our latest Forms 10-Q and 10-K, as well as our quarterly earnings releases.
2. Prior period amounts have been revised to reflect the retrospective application of new accounting guidance adopted in the first quarter of 2015 related to our investments in qualified affordable housing projects (ASU 2014-01).
3. YTD amounts have been revised to reflect the retrospective application of new accounting guidance adopted in the second quarter of 2015 related to our investments in VC- and PE-related funds (ASU 2015 – 02 Deconsolidation). Amounts prior to 1/1/15 have not been revised.

svb Q3 2015 Corporate Overview and Financial Results 2 November 2015 45

S V B 2 0 1 4 4 :3 Q3 2015 Corporate Overview and Financial Results 2 November 2015 46 Find SVB on LinkedIn, Facebook and Twitter Meghan O’Leary Director of Investor Relations 3005 Tasman Drive Santa Clara, CA 95054 T 408 654 6364 M 650 255 9934 moleary@svb.com